UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2018

Commission file number: 1-03319

Mineral Mountain Mining & Milling Company

(Exact name of registrant as specified in its charter)

Idaho	82-0144710
(State or Other Jurisdiction ofIncorporation or Organization)	(I.R.S. Employer Identification Number)

Mineral Mountain Mining & Milling Company

13 Bow Circle, Suite 170

Hilton Head, South Carolina 29928

(917) 587-8153

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)                 On August 14, 2018, Mineral Mountain Mining and Milling Company (the “Company”) re-engaged Fruci & Associates II, PLLC (“Fruci”) as its independent registered public accountant and on August 14, 2018 dismissed Dirk A. Oceanak, CPA (“DAO”) from that role. Fruci was previously engaged as the Company’s independent registered public accountant until August 1, 2018. The change in the Company’s independent registered public accountant was approved by the Company’s Audit Committee.

Fruci’s audit report on the Company’s consolidated financial statements for the fiscal years ended September 30, 2017 and September 30, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s most recent fiscal years ended September 30, 2017 and September 30, 2016 and for the subsequent interim period through August 1, 2018, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with Fruci on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fruci, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements.

During the Company’s most recent fiscal year ended September 30, 2017 and for the subsequent interim period through August 14, 2018, there were no “reportable events” of the type described in Item 304(a)(1)(v) of Regulation S-K..

In accordance with Item 304(a)(3) of Regulation S-K, we furnished DAO with a copy of this Form 8-K on August 14, 2018, providing DAO with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K as the same pertains to DAO and, if not, stating the respect in which it does not agree. A copy of DAO’s response will be submitted by amended Form 8-K in the event they respond.

(b)                 On August 14, 2018, the Company re-engaged Fruci as the Company’s new independent registered public accounting firm effective immediately. The retention of Fruci was approved by the Audit Committee. During the Company’s two most recent fiscal years ended September 20, 2017 and 2016, and for the subsequent interim period through August 14, 2018, neither the Company, nor anyone on behalf of the Company consulted with Fruci regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mineral Mountain Mining & Milling Company

Dated: August 14, 2018	By:	/s/ Sheldon Karasik
Sheldon Karasik
Chief Executive Officer (Principal Executive Officer)

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